UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 26, 2006
               --------------------------------------------------
                Date of Report (Date of earliest event reported)


                       ESTERLINE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 001-06357              13-2595091
-------------------------------  ----------------  -----------------------------
  (State or Other Jurisdiction   (Commission File         (IRS Employer
        of Incorporation)               No.)            Identification No.)


    500-108th Avenue NE, Bellevue, Washington    98004
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    (Address of principal executive offices)      (Zip Code)


                                 (425) 453-9400
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

     On June 27, 2006, Esterline Technologies Corporation issued a press release relating to an incident on June 26, 2006 at a facility of Wallop Defence Systems Ltd., a wholly owned subsidiary located in the U.K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 9.01      Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Press release issued by Esterline Technologies Corporation dated June 27, 2006.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ESTERLINE TECHNOLOGIES CORPORATION



Dated: June 27, 2006                 By: /s/ Robert D. George
                                         ---------------------------------------
                                         Name: Robert D. George
                                         Title: Vice President, Chief Financial
                                                Officer, Secretary and Treasurer



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


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release issued by Esterline Technologies Corporation dated June 27, 2006.



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